AmSouth/Pioneer Funds Reorganization Communication


To: Personal Trust, Private Client Services, Institutional Services and AmSouth Investment Services, Inc.
From:   Wealth Management Conversion Team
Re:     AmSouth/Pioneer Reorganization -- Updated Mapping and Expense
        Comparisons


UPDATED MAPPING --

  o The AmSouth Government Income Fund was originally mapped to Pioneer America Income Trust. The decision has been made to create a new Pioneer shell, to be called Pioneer Government Income Fund.

  o The AmSouth Treasury Reserves Money Market was originally mapped to Pioneer Cash Reserves Fund. The decision has been made to create a new Pioneer shell, to be called Pioneer Treasury Reserves Fund.

  These changes provide shareholders with investment vehicles that have investment objectives and strategies that more closely match those of their existing AmSouth Funds.

EXPENSE COMPARISONS -

      The attached PowerPoint document provides a comparison of AmSouth and Pioneer Fund expenses. Expense information for the two new shells referenced above is not yet available.


Information about the Reorganization including may be found on inside AmSouth.com/Wealth Management/AmSouth Funds. Specific information about the Pioneer Funds may be found on Pioneer's website at www.pioneerfunds.com or by calling the Pioneer Sales Desk at 800.622.9876.

Please direct any questions to the AmSouth Sales Desk at 800.451.8382 option 7.

                            Pioneer/AmSouth Expense
                                  Comparisons


                                 July 25, 2005

EQUITY FUND EXPENSE COMPARISONS
A SHARES

--------------------------------------------------------------------------------

                                        A Share        Mgmt          Net
EQUITY FUNDS                            Class AUM      Fee           Expenses
Pioneer Classic Balanced*                  n/a              0.65            1.13
AmSouth Balanced                            109.5           0.80            1.33
HYPOTHETICAL COMBINED EXPENSE RATIO         109.5           0.65            1.13
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth           69.2           0.75            1.30
AmSouth Large Cap                           112.8           0.80            1.27
AmSouth Capital Growth                       27.2           0.80            1.29
HYPOTHETICAL COMBINED EXPENSE RATIO         209.2           0.75            1.19
--------------------------------------------------------------------------------
Pioneer Fund                               5471.5           0.53            1.06
AmSouth Enhanced Marked                      27.2           0.35            0.91
HYPOTHETICAL COMBINED EXPENSE RATIO        5498.7           0.53            1.05
--------------------------------------------------------------------------------
Pioneer Value                              3895.2           0.60            1.00
AmSouth Value                               136.3           0.80            1.32
HYPOTHETICAL COMBINED EXPENSE RATIO        4031.5           0.60            1.00
--------------------------------------------------------------------------------
Pioneer Focused Equity*                    n/a              0.65            1.17
AmSouth Select Equity                        20.8           0.80            1.29
HYPOTHETICAL COMBINED EXPENSE RATIO          20.8           0.65            1.17
--------------------------------------------------------------------------------
Pioneer Mid Cap Value                      1842.8           0.74            1.19
AmSouth Mid Cap                              22.9           0.90            1.10
HYPOTHETICAL COMBINED EXPENSE RATIO        1865.7           0.74            1.19
--------------------------------------------------------------------------------
Pioneer Growth Opportunities                 29.2           0.65            1.30
AmSouth Small Cap                            10.9           0.90            1.47
HYPOTHETICAL COMBINED EXPENSE RATIO          40.1           0.65            1.27
--------------------------------------------------------------------------------
Pioneer International Core Equity*         n/a              0.95            1.41
AmSouth International Equity                 25.4           0.90            1.31
HYPOTHETICAL COMBINED EXPENSE RATIO          25.4           0.95            1.41
--------------------------------------------------------------------------------


Assets as of 3/31/05                                                          2
* Denotes new shell

**********************
FUND OF FUND EXPENSE COPMPARISONS
A SHARES

--------------------------------------------------------------------------------

                                        A Share        Mgmt          Net
FUND OF FUNDS                           Class AUM      Fee           Expenses
Pioneer Ibbotson Aggressive Growth           11.1           0.17            1.74
AmSouth Aggressive Growth                    22.4           0.20            2.19
HYPOTHETICAL COMBINED EXPENSE RATIO          33.4           0.17            1.74
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth                      18.3           0.17            1.71
AmSouth Growth                               29.1           0.20            2.03
HYPOTHETICAL COMBINED EXPENSE RATIO          47.4           0.17            1.68
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate                    20.8           0.17            1.58
AmSouth Growth & Income                      54.0           0.20            2.02
AmSouth Moderate Growth & Income             23.1           0.20            2.02
HYPOTHETICAL COMBINED EXPENSE RATIO          97.9           0.17            1.42
--------------------------------------------------------------------------------


Assets as of 3/31                                                              3

TAXABLE FIXED INCOME EXPENSE COMPARISONS
A SHARES

--------------------------------------------------------------------------------
                                         A Share
                                         Class       Mgmt          Net
TAXABLE FIXED INCOME                     AUM         Fee           Expenses

Pioneer Bond                                 164.4       0.65             1.00
AmSouth High Quality Bond                     51.5       0.80             0.99
HYPOTHETICAL COMBINED EXPENSE RATIO          215.9       0.65             1.00
--------------------------------------------------------------------------------
Pioneer Government Income*                  n/a         tbd           tbd
AmSouth Government Income                     20.9       0.80             1.01
HYPOTHETICAL COMBINED EXPENSE RATIO           20.9       tbd           tbd
--------------------------------------------------------------------------------
Pioneer Short Term Income                     10.6       0.53             0.90
AmSouth Limited Term Bond                     23.0       0.35             0.99
HYPOTHETICAL COMBINED EXPENSE RATIO           33.6       0.53             0.84
--------------------------------------------------------------------------------


Assets as of 3/31/05
* Denotes new shell                                                           4

TAX EXEMPT EXPENSE COMPARISONS
A SHARES

--------------------------------------------------------------------------------
                                         A Share        Mgmt        Net
TAX EXEMPT FIXED INCOME                  Class AUM      Fee         Expenses

Pioneer Tax Free Income                      302.1       0.49             0.91
AmSouth High Quality Municipal Bond           15.5       0.50             0.88
AmSouth TN Tax Exempt                          5.7       0.50             1.00
HYPOTHETICAL COMBINED EXPENSE RATIO          323.3       0.49             0.90
--------------------------------------------------------------------------------
Pioneer Florida Tax Free Income*           n/a           0.50             0.82
AmSouth Florida Tax Exempt                     3.5       0.50             0.83
HYPOTHETICAL COMBINED EXPENSE RATIO            3.5       0.50             0.82
--------------------------------------------------------------------------------


Assets as of 3/31/05
* Denotes new shell                                                           5

MONEY MARKET EXPENSE COMPARISONS
A SHARES & INSTITUTIONAL PRIME OBLIGATIONS

--------------------------------------------------------------------------------
                                               A Share
                                               Class     Mgmt     Net
MONEY MARKETS                                  AUM       Fee      Expenses

Pioneer Cash Reserves                            268.2      0.40          0.91
AmSouth Prime Money Market                       406.2      0.40          0.88
HYPOTHETICAL COMBINED EXPENSE RATIO              674.4      0.40          0.40
--------------------------------------------------------------------------------
Pioneer Treasury Reserves*                     n/a         tbd           tbd
AmSouth Treasury Reserves                         78.5      0.40          0.83
HYPOTHETICAL COMBINED EXPENSE RATIO               78.5     tbd            tbd
--------------------------------------------------------------------------------
Pioneer Tax Free Money Market                      0.8      0.40          0.94
AmSouth Tax Exempt Money Market                   34.8      0.40          0.59
HYPOTHETICAL COMBINED EXPENSE RATIO               35.6      0.40          0.66
--------------------------------------------------------------------------------
Pioneer Institutional Money Market Cl 1*       n/a          0.20          0.25
AmSouth Institutional Prime Obligations Cl 1     185.8      0.20          0.25
HYPOTHETICAL COMBINED EXPENSE RATIO              185.8      0.20          0.25
--------------------------------------------------------------------------------
Pioneer Institutional Money Market C1 2*       n/a          0.20          0.50
AmSouth Institutional Prime Obligations C1 2     139.9      0.20          0.49
HYPOTHETICAL COMBINED EXPENSE RATIO              139.9      0.20          0.50
--------------------------------------------------------------------------------
Pioneer Institutional Money Market C1 3*       n/a          0.20          0.75
AmSouth Institutional Prime Obligations C1 3      48.3      0.20          0.75
HYPOTHETICAL COMBINED EXPENSE RATIO               48.3      0.20          0.75
-------------------------------------------------------------------------------


Assets as of 3/31/05
* Denotes new shell                                                           6

EQUITY EXPENSE COMPARISONS
I TO Y SHARES

--------------------------------------------------------------------------------
                                                Y/I Share       Mgmt    Net
EQUITY FUNDS                                    Class AUM       Fee     Expenses
Pioneer Classic Balanced*                          n/a             0.65     0.78
AmSouth Balanced                                     48.3          0.80     1.18
HYPOTHETICAL COMBINED EXPENSE RATIO                  48.3          0.65     0.78
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth                   45.7          0.75     1.19
AmSouth Large Cap                                   202.0          0.80     1.12
AmSouth Capital Growth                              217.3          0.80     1.14
HYPOTHETICAL COMBINED EXPENSE RATIO                   465          0.75     0.86
--------------------------------------------------------------------------------
Pioneer Fund                                        161.4          0.53     0.61
AmSouth Enhanced Marked                             152.6          0.35     0.76
HYPOTHETICAL COMBINED EXPENSE RATIO                 314.0          0.53     0.60
--------------------------------------------------------------------------------
Pioneer Value                                        10.1          0.60     0.61
AmSouth Value                                       333.8          0.80     1.17
HYPOTHETICAL COMBINED EXPENSE RATIO                 343.9          0.60     0.62
--------------------------------------------------------------------------------
Pioneer Focused Equity*                            n/a             0.65     0.79
AmSouth Select Equity                                93.8          0.80     1.14
HYPOTHETICAL COMBINED EXPENSE RATIO                  93.8          0.65     0.79
--------------------------------------------------------------------------------
Pioneer Mid Cap Value                                80.9          0.74     0.77
AmSouth Mid Cap                                     198.0          0.90     0.95
HYPOTHETICAL COMBINED EXPENSE RATIO                 278.9          0.74     0.77
--------------------------------------------------------------------------------
Pioneer Growth Opportunities**                     n/a             0.65     0.75
AmSouth Small Cap                                   244.9          0.90     1.32
HYPOTHETICAL COMBINED EXPENSE RATIO                 244.9          0.65     0.75
--------------------------------------------------------------------------------
Pioneer International Core Equity*                 n/a             0.95     1.10
AmSouth International Equity                        450.8          0.90     1.16
HYPOTHETICAL COMBINED EXPENSE RATIO                 450.8          0.95     1.10
--------------------------------------------------------------------------------


Assets as of 3/31/05
Denotes new shell                                                              7
**Denotes new shareclass

FUND OF FUND EXPENSE COMPARISONS
I TO Y SHARES

--------------------------------------------------------------------------------
                                                Y/I Share    Mgmt     Net
FUND OF FUNDS                                   Class AUM    Fee      Expenses
Pioneer Ibbotson Aggressive Growth**               n/a          0.17        1.57
AmSouth Aggressive Growth                            15.1       0.20        2.05
HYPOTHETICAL COMBINED EXPENSE RATIO                  15.1       0.17        1.57
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth**                          n/a          0.17        1.45
AmSouth Growth                                        8.3       0.20        1.93
HYPOTHETICAL COMBINED EXPENSE RATIO                   8.3       0.17        1.45
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate**                        n/a          0.17        1.12
AmSouth Growth & Income                              40.5       0.20        1.92
AmSouth Moderate Growth & Income                     14.2       0.20        1.92
HYPOTHETICAL COMBINED EXPENSE RATIO                  54.7       0.17        1.12
--------------------------------------------------------------------------------

Assets as of 3/31/05
Denotes new shell                                                             8
**Denotes new shareclass

TAXABLE FIXED INCOME EXPENSE COMPARISONS
I TO Y SHARES

--------------------------------------------------------------------------------
                                               I/Y Share
                                                Class       Mgmt      Net
TAXABLE FIXED INCOME                            AUM          Fee      Expenses
Pioneer Bond                                         16.2       0.65        0.56
AmSouth High Quality Bond                           570.8       0.80        0.85
HYPOTHETICAL COMBINED EXPENSE RATIO                   587       0.65        0.56
--------------------------------------------------------------------------------
Pioneer Government Income*                         n/a          tbd       tbd
AmSouth Government Income                           139.2       0.80        0.86
HYPOTHETICAL COMBINED EXPENSE RATIO                 139.2       tbd       tbd
--------------------------------------------------------------------------------
Pioneer Short Term Income                             8.6       0.53        0.61
AmSouth Limited Term Bond                           147.5       0.35        0.84
HYPOTHETICAL COMBINED EXPENSE RATIO                 156.1       0.53        0.54
--------------------------------------------------------------------------------

Assets as of 3/31/05
Denotes new shell                                                             9
**Denotes new shareclass

TAX EXEMPT EXPENSE COMPARISONS
I TO Y SHARES

--------------------------------------------------------------------------------
                                         I/Y Share      Mgmt
TAX EXEMPT FIXED INCOME                  Class AUM      Fee       Net Expenses

Pioneer Tax Free Income                        0.4       0.49             0.55
AmSouth High Quality Municipal                 314       0.50             0.73
AmSouth TN Tax Exempt                           28       0.50             0.85
HYPOTHETICAL COMBINED EXPENSE RATIO          342.4       0.49             0.55
--------------------------------------------------------------------------------
Pioneer Florida Tax Free Income*          n/a           0.50             0.70
AmSouth Florida Tax Exempt                    47.2       0.50             0.68
HYPOTHETICAL COMBINED EXPENSE RATIO           47.2       0.50             0.70
--------------------------------------------------------------------------------


Assets as of 3/31/05
Denotes new shell

MONEY MARKET EXPENSE COMPARISONS
I TO Y SHARES

--------------------------------------------------------------------------------
                                         I/Y Share      Mgmt
MONEY MARKETS                            Class AUM      Fee       Net Expenses

Pioneer Cash Reserves                            0       0.40             0.46
AmSouth Prime Money Market                   174.7       0.40             0.65
HYPOTHETICAL COMBINED EXPENSE RATIO          174.7       0.40             0.46
--------------------------------------------------------------------------------
Pioneer Treasury Reserves*                 n/a          tbd            tbd
AmSouth Treasury Reserves                     78.5       0.40             0.65
HYPOTHETICAL COMBINED EXPENSE RATIO           78.5       tbd            tbd
--------------------------------------------------------------------------------
Pioneer Tax Free Money Market                  0.8       0.40             0.51
AmSouth Tax Exempt Money Market               34.8       0.40             0.60
HYPOTHETICAL COMBINED EXPENSE RATIO           35.6       0.40             0.51
--------------------------------------------------------------------------------

Assets as of 3/31/05
Denotes new shell

                                                                              11